UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2011

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of American Tower Corporation (the “Company”) was held on November 29, 2011 to consider and act upon the two proposals listed below, both of which were approved. The proposals were described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on October 11, 2011. The final results of the stockholder voting regarding each proposal were as follows:

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of August 24, 2011, between American Tower Corporation and American Tower REIT, Inc. (the “Merger Agreement”), which is part of the reorganization of American Tower’s operations through which American Tower intends to qualify as a REIT for federal income tax purposes.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
328,275,173	1,460,960	225,119	—

2.	Proposal to permit the Board of Directors of American Tower Corporation to adjourn the special meeting, if necessary, to solicit additional proxies in the event of that there are not sufficient votes at the originally scheduled time of the special meeting to approve Proposal 1.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
302,701,391	27,195,156	64,705	—

Item 7.01	Regulation FD Disclosure.

On November 29, 2011, the Company made available a Supplemental Disclosure package containing certain operational information concerning the Company as of September 30, 2011. The Supplemental Disclosure package is available on the Company’s website, www.americantower.com, under the Investors tab.

On November 29, 2011, the Company also issued a press release announcing the approval of the Merger Agreement and information relating to its expected REIT conversion, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 29, 2011, the Company announced that its board of directors declared a special distribution of its pre-REIT accumulated earnings and profits of $0.35 per share payable on December 23, 2011 to holders of record of its Class A common stock at the close of business on December 12, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: November 29, 2011	By:	/S/ THOMAS A. BARTLETT

Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 29, 2011.